For immediate release	Contact:
Claire M. Chadwick
EVP and Chief Financial Officer
630 Godwin Avenue
Midland Park, NJ 07432
P: 201-444-7100

PRESS RELEASE

Stewardship Financial Corporation Announces
Commencement of Common Stock Offering
Midland Park, NJ - April 4, 2017 - Stewardship Financial Corporation (NASDAQ: SSFN) (the “Corporation”), parent company of Atlantic Stewardship Bank serving Northern New Jersey, today announced that it has commenced an underwritten public offering of $15.0 million of its common stock. The Corporation expects to grant the underwriter a 30-day option to purchase up to an additional 15% of the shares sold in the offering.

Sandler O'Neill + Partners, L.P. is serving as the sole book-running manager for the offering. The shares will be issued pursuant to a registration statement filed with the Securities and Exchange Commission (the “SEC”) on Form S-1 (File No. 333-216878).

The Corporation expects to use the net proceeds of this offering to support organic growth and other general corporate purposes.

Additional Information Regarding the Offering
This press release is for informational purposes only and is not an offer to sell or the solicitation of an offer to buy any securities of the Corporation, which is made only by means of a prospectus, nor will there be any

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Stewardship Financial Corporation, continued                         April 4, 2017

sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The Corporation has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Prospective investors, including current shareholders interested in participating in the offering, should read the preliminary prospectus in that registration statement and other documents that the Corporation has filed with the SEC for more complete information about the Corporation and the offering. Investors may obtain copies of the preliminary prospectus relating to the offering without charge by visiting the SEC's website at www.sec.gov, or from Sandler O’Neill + Partners, L.P., 1251 Avenue of the Americas, 6th Floor, New York, New York 10020, Attn: Syndicate Operations, or by phone at 1-866-805-4128.

About Stewardship Financial Corporation
Stewardship Financial Corporation’s subsidiary, Atlantic Stewardship Bank (“ASB”) is a full-service community bank serving both individuals and businesses. ASB is known for tithing, or sharing, 10% of its pre-tax profits with Christian and local charities. To date, ASB’s total tithe donations total over $9 million. ASB maintains 11 banking locations in NJ and plans to open a twelfth branch in Morristown in late spring. Current locations include: Midland Park, Hawthorne, Montville, North Haledon, Pequannock, Ridgewood, Waldwick, Westwood, Wyckoff and two offices in Wayne.

Forward-Looking Statements
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual

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Stewardship Financial Corporation, continued                         April 4, 2017

results of Stewardship Financial Corporation to differ materially from the results expressed or implied by such statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include competitive pressures among financial services companies, interest rate trends, general economic conditions, changes in legislation or regulatory requirements, effectiveness at achieving stated goals and strategies, and difficulties in achieving operating efficiencies. These risks and uncertainties are more fully described in Stewardship Financial Corporation’s Annual and Quarterly Reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. Stewardship Financial Corporation undertakes no obligation to publicly update or revise forward-looking information, whether as a result of new, updated information, future events or otherwise.

Stewardship Financial Corporation
Selected Consolidated Financial Information
(dollars in thousands, except per share amounts)
(unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015

Selected Financial Condition Data:
Cash and cash equivalents	$11,680	$21,025	$13,901	$13,319	$10,910
Securities available for sale	98,583	103,546	98,533	97,637	93,354
Securities held to maturity	52,330	54,179	65,666	62,427	60,738
FHLB Stock	3,515	2,425	2,650	2,608	2,608
Loans held for sale	773	300	581	783	1,522
Loans receivable:
Loans receivable, gross	604,083	552,106	537,638	528,011	526,477
Allowance for loan losses	(7,905)	(8,150)	(8,388)	(8,540)	(8,823)
Other, net	(226)	(110)	(25)	(64)	(98)
Loans receivable, net	595,952	543,846	529,225	519,407	517,556
Other real estate owned, net	401	834	834	1,013	880
Bank owned life insurance	16,558	16,439	16,320	14,212	14,111
Other assets	15,743	15,333	14,877	15,251	16,209
Total assets	$795,535	$757,927	$742,587	$726,657	$717,888

Non-interest bearing deposits	$169,306	$172,072	$160,461	$154,201	$147,828
Interest-bearing deposits	489,624	474,012	466,008	458,225	456,925
Total deposits	658,930	646,084	626,469	612,426	604,753
Other borrowings	59,200	35,000	40,000	40,000	40,000
Subordinated debentures and subordinated notes	23,252	23,235	23,219	23,203	23,186
Other liabilities	2,766	2,040	2,213	1,836	2,376
Total liabilities	744,148	706,359	691,901	677,465	670,315
Shareholders' equity	51,387	51,568	50,686	49,192	47,573
Total liabilities and shareholders' equity	$795,535	$757,927	$742,587	$726,657	$717,888

Gross loans to deposits	91.68%	85.45%	85.82%	86.22%	87.06%

Equity to assets	6.46%	6.80%	6.83%	6.77%	6.63%

Book value per share	$8.39	$8.43	$8.29	$8.05	$7.82

Asset Quality Data:
Nonaccrual loans	$606	$929	$949	$2,304	$1,882
Loans past due 90 days or more and accruing	—	—	—	—	—
Total nonperforming loans	606	929	949	2,304	1,882
Other real estate owned	401	834	834	1,013	880
Total nonperforming assets	$1,007	$1,763	$1,783	$3,317	$2,762

Nonperforming loans to total loans	0.10%	0.17%	0.18%	0.44%	0.36%
Nonperforming assets to total assets	0.13%	0.23%	0.24%	0.46%	0.38%
Allowance for loan losses to gross loans	1.31%	1.48%	1.56%	1.62%	1.68%

Stewardship Financial Corporation
Selected Consolidated Financial Information
(dollars in thousands, except per share amounts)
(unaudited)

	For the three months ended December 31,		For the year ended December 31,
	2016	2015	2016	2015

Selected Operating Data:
Interest income	$7,000	$6,643	$27,085	$25,609
Interest expense	1,103	1,198	4,513	3,826
Net interest income	5,897	5,445	22,572	21,783
Provision for loan losses	(300)	(275)	(1,350)	(1,375)
Net interest income after provision for loan losses	6,197	5,720	23,922	23,158
Noninterest income:
Fees and service charges	564	558	2,159	2,135
Bank owned life insurance	119	103	447	403
Gain on calls and sales of securities	1	17	63	169
Gain on sales of mortgage loans	94	24	164	141
Gain on sales of other real estate owned	30	30	36	83
Other	129	123	542	562
Total noninterest income	937	855	3,411	3,493
Noninterest expenses:
Salaries and employment benefits	2,735	2,719	10,980	10,900
Occupancy, net	396	422	1,598	1,739
Equipment	156	159	609	655
Data processing	481	467	1,915	1,847
FDIC insurance premium	21	106	317	423
Other	1,213	1,027	4,483	4,615
Total noninterest expenses	5,002	4,900	19,902	20,179
Income before income tax expense	2,132	1,675	7,431	6,472
Income tax expense	784	614	2,695	2,272
Net income	1,348	1,061	4,736	4,200
Dividends on preferred stock	—	—	—	456
Net income available to common shareholders	$1,348	$1,061	$4,736	$3,744

Weighted avg. no. of diluted common shares	6,119,693	6,086,249	6,109,983	6,077,657
Diluted earnings per common share	$0.22	$0.17	$0.78	$0.62

Return on average common equity	10.40%	8.89%	9.43%	8.14%

Return on average assets	0.69%	0.58%	0.63%	0.60%

Yield on average interest-earning assets	3.77%	3.87%	3.81%	3.87%
Cost of average interest-bearing liabilities	0.80%	0.92%	0.85%	0.77%
Net interest rate spread	2.97%	2.95%	2.96%	3.10%

Net interest margin	3.18%	3.18%	3.18%	3.30%

Stewardship Financial Corporation
Selected Consolidated Financial Information
(dollars in thousands, except per share amounts)
(unaudited)

	For the three months ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2016	2016	2016	2016	2015

Selected Operating Data:
Interest income	$7,000	$6,657	$6,979	$6,449	$6,643
Interest expense	1,103	1,113	1,124	1,173	1,198
Net interest income	5,897	5,544	5,855	5,276	5,445
Provision for loan losses	(300)	(250)	(450)	(350)	(275)
Net interest income after provision for loan losses	6,197	5,794	6,305	5,626	5,720
Noninterest income:
Fees and service charges	564	536	530	529	558
Bank owned life insurance	119	120	107	101	103
Gain on calls and sales of securities	1	6	32	24	17
Gain on sales of mortgage loans	94	33	19	18	24
Gain on sales of other real estate owned	30	—	6	—	30
Other	129	128	138	147	123
Total noninterest income	937	823	832	819	855
Noninterest expenses:
Salaries and employment benefits	2,735	2,788	2,742	2,715	2,719
Occupancy, net	396	400	404	398	422
Equipment	156	155	148	150	159
Data processing	481	485	477	472	467
FDIC insurance premium	21	100	90	106	106
Other	1,213	1,071	1,138	1,061	1,027
Total noninterest expenses	5,002	4,999	4,999	4,902	4,900
Income before income tax expense	2,132	1,618	2,138	1,543	1,675
Income tax expense	784	583	776	552	614
Net income	$1,348	$1,035	$1,362	$991	$1,061

Weighted avg. no. of diluted common shares	6,119,693	6,115,987	6,111,729	6,092,351	6,086,249
Diluted earnings per common share	$0.22	$0.17	$0.22	$0.16	$0.17

Return on average common equity	10.40%	8.06%	11.05%	8.21%	8.89%

Return on average assets	0.69%	0.54%	0.74%	0.55%	0.58%

Yield on average interest-earning assets	3.77%	3.68%	4.02%	3.79%	3.87%
Cost of average interest-bearing liabilities	0.80%	0.83%	0.86%	0.90%	0.92%
Net interest rate spread	2.97%	2.85%	3.16%	2.89%	2.95%

Net interest margin	3.18%	3.07%	3.38%	3.11%	3.18%